Exhibit 99.1

MARKETAXESS ANNOUNCES THE PRICING OF SECONDARY PUBLIC OFFERING OF

3,597,333 SHARES OF COMMON STOCK

New York, NY February 22, 2012 — MarketAxess Holdings Inc. (Nasdaq: MKTX) (the “Company”) today announced the pricing of a registered underwritten secondary public offering of 3,597,333 shares of MarketAxess Holdings common stock at a public offering price of $30.50 per share. The selling stockholders are affiliates of J.P. Morgan Chase & Co. The Company will not receive any of the proceeds of the offering. The closing of the offering is expected to occur on February 28, 2012, subject to the satisfaction of customary closing conditions.

In addition, the Company has entered into an agreement with the selling stockholders to repurchase 1,821,730 shares of MarketAxess Holdings non-voting common stock at the price per share in the offering less the underwriting discount, contingent on the consummation of the offering. After the offering and the share repurchase, the selling stockholders will no longer hold shares of common stock in the Company.

J.P. Morgan Securities LLC is acting as the sole book-running manager for the offering. An automatic shelf registration statement relating to the shares of common stock issued in the offering was filed with the Securities and Exchange Commission. A preliminary prospectus supplement relating to the offering has been filed and a final prospectus supplement will be filed with the Securities and Exchange Commission. When available, a copy of the final prospectus supplement and the accompanying base prospectus relating to these securities may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (telephone number 866-803-9204). You may also get these documents for free by visiting the Securities and Exchange Commission’s website at www.sec.gov.

About MarketAxess

MarketAxess operates a leading electronic trading platform that enables investment industry professionals to efficiently trade corporate bonds and other types of fixed-income instruments. MarketAxess maintains its headquarters in New York and has offices in London, Chicago and Salt Lake City.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements, including statements about the outlook and prospects for the Company and industry growth, as well as statements about the Company’s future financial and operating performance. Investors are cautioned that these and other statements that relate to future results and events are based on MarketAxess’ current expectations. Actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties, including: the level and intensity of competition in the fixed-income electronic trading industry and the pricing pressures that may result; the variability of our growth rate; the rapidly evolving nature of the electronic financial services industry; the level of trading volume transacted on the MarketAxess platform; the absolute level and direction of interest rates and the corresponding volatility in the corporate fixed-income market; our ability to develop new products and offerings and the market’s acceptance of those products; our exposure to risks resulting from non-performance by counterparties to transactions executed between our clients in which we act as an intermediary in matching back-to-back trades; our dependence on our broker-dealer and institutional investor clients; our ability to enter into strategic alliances and to acquire other businesses and successfully integrate them with our business; the integrity and security of our electronic trading platform, systems and infrastructure; our ability to protect our intellectual property; our ability to retain our management team and attract and retain highly-skilled employees; domestic and international regulatory trends affecting us and our clients; potential litigation; industry-specific trends; and other factors including the risk factors in the prospectus supplement relating to the shares of common stock. The Company’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. More information about these and other factors affecting MarketAxess’ business and prospects is contained in MarketAxess’ periodic filings with the Securities and Exchange Commission.

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Media and Investor Relations Contacts:

Tony DeLise MarketAxess Holdings Inc. +1-212-813-6017 Florencia Panizza MarketAxess Holdings Inc. +1-212-813-6029	William McBride William McBride & Associates +1-917-239-6726

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